[LOGO]  LOOMIS SAYLES funds

        Loomis Sayles Managed Bond Fund



        ANNUAL REPORT
        SEPTEMBER 30, 2002

CORPORATE OVERVIEW

LOOMIS SAYLES FUNDS
The Loomis Sayles Funds are a Boston-based family of predominantly no-load mutual funds advised by Loomis, Sayles & Company, L.P. The Loomis Sayles Funds generally have investment minimums and a pricing structure, including multiple classes, that may make them an appropriate investment for certain individual investors and retirement plan participants.



TABLE OF CONTENTS
Letter from the President                                                     3
Economic and Market Overview                                                  4
Fund and Manager Review                                                       6
Portfolio of Investments                                                      7
Statement of Assets and Liabilities                                          10
Statement of Operations                                                      11
Statements of Changes in Net Assets                                          12
Financial Highlights                                                         13
Notes to Financial Statements                                                14
Report of Independent Accountants                                            17

As always, we are interested in your comments and in answering any questions. For more complete information about any of the Loomis Sayles Funds, including charges and expenses, please call Loomis Sayles Distributors, L.P. for a free prospectus at 800-633-3330 Monday through Friday, 8:45 a.m. to 4:45 p.m. EST or visit www.loomissayles.com. Read the prospectus carefully before you invest or send money.

LETTER FROM THE PRESIDENT

Dear Shareholders,

The financial markets for the past year can be summed up in a single word--volatile. From day-to-day, sometimes minute-to-minute, investor confidence shifted between pessimism and optimism. More often than not, conflicting economic reports, corporate earnings, accounting scandals, terrorism threats and geopolitical events fueled the uncertainty. The fallout kept even the most experienced investors on edge.

[PHOTO]
ROBERT J. BLANDING
President

Still, we are confident in our ability to navigate these current challenges and those that may lie ahead by adhering to disciplined principles and strategies that have been successful over time. Our commitment to exhaustive, in-house research remains the cornerstone of the Loomis Sayles investment philosophy. Our experienced portfolio management teams seek to identify securities with the potential to reward investors over time. This singular focus guides us through the financial markets' ups and downs.

History has proven the resiliency of worldwide financial markets and there are no signs that it will be different this time around. In fact, the implications for investors may be no greater now than in previous periods of instability. The challenge is not to succumb and react to short-term market gyrations and, in turn, lose sight of your long-term financial goals.

To that end, diversification remains one of the most important tools in mitigating the impact of market volatility. Different asset classes and investment styles offer varying degrees of risk and reward and often respond differently to changing market and economic factors.

We encourage you to stay committed to your investment plan with an eye towards performance generated over a long-term time horizon. Patience is a key ingredient in almost any worthwhile endeavor and investing is no different.

As always, we appreciate the confidence and trust you place in the Loomis Sayles Funds to help meet your investment needs.

                                      Sincerely,

                                      /s/ Robert Blanding

                                      Robert J. Blanding
                                      President
                                      Loomis Sayles Funds

                                              LOOMIS SAYLES MANAGED BOND FUND  3

ECONOMIC AND MARKET OVERVIEW

Annual Report for the Year Ended September 30, 2002

Economic Review
Despite what seems to be a global economic malaise, the economies of the world have shown gradual movement upward. In the United States, consumer spending has been good, with particular support coming from mortgage-refinancing activity. Business spending, though, remained cautious due to excess capacity in many areas, fear of war with Iraq, and strong currency and market volatility. Nevertheless, productivity continued to increase throughout the economic recession, and in the first two quarters of calendar year 2002, non-farm productivity increased by 4.8 percent.

We seem to be in one of those periods where the economy will fluctuate up and down at a moderate rate due to the periodic buildups and rundowns of inventory. This may go on until capital spending kicks in, which doesn't look likely for a couple of years. Still, we feel that the U.S. economy appears to be in better shape than at any time since mid-2001.

Worldwide, it appears that a moderate economic recovery is going on, and we believe that this recovery should pick up a bit next year, as employment improves slightly in North America and Europe and capital and consumer spending continue to forge ahead in Asia. Most central banks remain supportive of a recovery, pumping liquidity into their economies and markets as needed. Overall, we believe world economic growth is strong enough to support employment, but not strong enough to put any strain on the capital markets.

Stock Market Review
The U.S. stock market continued to challenge investors during the 12-month period ended September 30, 2002, posting a total return of -20.49 percent, as measured by the Standard & Poor's ("S&P") 500 Index. The year-to-date return for the S&P 500 Index was -28.16 percent as of September 30, 2002, putting stocks on track for their third-consecutive calendar year of negative performance--a record the market hasn't generated since 1941.

On the bright side, we remain confident that the market continues to offer good opportunities for long-term investors. In the late 1990s, many stocks soared to unsustainable price and valuation levels. But due to the significant sell off of the last few years, we feel that valuation levels among most stocks now appear reasonable. Moreover, we believe that attractive valuations combined with an improving economy should help stocks get back on a positive track.

We believe that corporate profits in the United States have improved, despite the headlines. It is our belief that with cost cutting and some revenue growth, operating earnings have actually edged up. For the time being, depreciation charges and write-offs are holding back reported earnings. But we feel that these charges should decline substantially over the next year or so, allowing reported earnings to catch up with the growth in operating earnings and show above-average growth as the economy moves forward.

Throughout the current bear market, value stocks maintained a comfortable performance edge over their growth-stock counterparts. But that changed in the final three months of the fiscal year, when a strong market retrenchment in the third quarter of calendar 2002 closed the gap between the growth and value styles. Looking ahead, we do not anticipate another extreme move for either style any time soon. In fact, we believe that both styles have good long-term potential, and that sound stock selection within the growth and value universes will be the key to uncovering potential and capturing performance.

For the near term, we believe the market will remain range-bound until the economy reaccelerates, probably some time in 2003. Of course, capital spending must rebound before the economy can take the next step forward. Market, economic and political uncertainty are fostering a cautious approach among businesses. But as this uncertainty dissolves, we look for businesses to resume spending. In the meantime, the Federal Reserve Board is accommodative and vigilant, and consumers remain confident enough to continue spending. These positive influences eventually should have a positive impact on future economic growth and investor sentiment.

International stock markets have proven to be equally challenging for investors, causing some market pundits to question the importance of international diversification. Although it's clear that companies and financial markets are becoming more global, during times of crisis the performance correlations among global markets are closer than during periods of stability. Despite the recent close relationship between U.S. stock market performance and international stock market performance, we believe the diversification benefits remain significant, because the markets eventually will revert back to their "normal" correlations.

In particular, we remain optimistic toward Europe and Asia, where many countries are experiencing a political shift to a more business-friendly environment. In addition, European markets are trading at more attractive valuation levels than other international markets.

Bond Market Review
Risk aversion increased sharply as the fiscal year progressed, and this phenomenon was most notable in stock price weakness. But risk aversion also dragged down prices for corporate bonds and emerging market debt, and it even caused spreads to widen for U.S. agency paper. (Wider spreads refer to greater yield differences between Treasuries and non-Treasury securities of comparable maturity. When spreads widen, prices on the non-Treasury securities decline; when spreads tighten, prices on the non-Treasury securities increase.)

But the flip side of risk aversion is a flight-to-quality, and Treasury and AAA-rated securities (the highest quality rating) benefited nicely throughout the fiscal year.

The outlook for bond-market financing is mixed. We believe that the government sectors in the United States and Europe are going to require significant funds over the next few years, and we believe that it is likely that the federal deficits will continue to grow for a number of years. On the other hand, corporate-sector financing probably will decline considerably due to lower capital spending, a tight reign on inventories and receivables, and the wrap-up of debt maturity extension. Because the consumer sector is growing, it is reasonable to assume that consumer debt will continue to grow, although at a lower rate than it was during the last few years. We believe that the net effect is that the future financing calendar will not be growing very much, as the government sector replaces the corporate sector as the major borrower.

Looking ahead, based on the current market, we believe it's prudent to de-emphasize Treasuries and other high-quality areas, primarily because these sectors now appear overvalued, and because government demands for funds likely will be increasing. At the same time, we believe it's an appropriate time to emphasize corporate securities, due to their wide spreads, an end to the deteriorating credit fundamentals trend, and the likely lighter corporate-financing calendar. Also, strong stock market declines have prompted many investors to sell bonds to buy stocks. Once this tendency ends, we expect reinvestment demand to cause some tightening of corporate spreads.

The views expressed in this report reflect those of the firm only through the end of the period of the report as stated on the cover and do not necessarily represent the views of any particular person in the organization. Any such views are subject to change at any time based upon market or other conditions and the firm disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

                                              LOOMIS SAYLES MANAGED BOND FUND  5

FUND AND MANAGER REVIEW

Loomis Sayles Managed Bond Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Fund posted a total return of 13.61% (before deducting for the maximum 2.50% front-end sales load) and 10.79% (after deducting the maximum 2.50% front-end sales load), compared to the 9.21% total return for the Fund's benchmark, the Lehman Brothers Government/Credit Index. The return for the Lipper BBB Rated Corporate Funds Index was 4.88% for the same period.

PORTFOLIO REVIEW | Throughout the fiscal year investors shifted their sentiment from expecting further economic weakness to anticipating a sustainable recovery to fearing a double-dip recession. Early in the period we positioned the Fund to take advantage of the recovering investment grade and high-yield corporate markets. But, as the economic outlook soured, the stock market continued to falter and war rhetoric heated up, investors once again sought the perceived safety of the high-quality fixed income sectors. Lower-quality corporate bonds and high-yield securities underperformed in the market and the Fund.

Security selection was the primary driver of the Fund's outperformance to its benchmark for the fiscal year. Our allocation to REITs (real estate investment trusts) and foreign local government and sovereign issues helped the portfolio outperform its peer group and market benchmark. REITs performed well due to their low market risk characteristics and high dividend payout structures. Also, select bonds denominated in the New Zealand dollar were a major source of positive performance for the Fund. A 15.35% gain in the New Zealand dollar for the one-year period aided the performance of these securities.

OUTLOOK | We believe attractive opportunities currently exist in the corporate bond market. Security selection will be the key, and it will be how we differentiate ourselves from the competition. There currently is growth potential on the international front, and we have aligned the portfolio to take advantage of currency appreciation against the dollar. We also believe the aerospace/defense, airlines, and pharmaceuticals sectors offer excellent growth potential. Telecommunications remains the sector at greatest risk. Downgrades, defaults and negative headlines still linger, and due to the intense nature of the industry, telecommunications will continue to fall behind. We will continue to seek to identify the companies that will prevail.

Historically, when markets hit a downturn, investors unfairly punish certain credits due to market pessimism and overreaction. It is during these times when opportunities abound, and security selection is key. We are optimistic that our research and market experience will help us evaluate and find the opportunities that may provide above-average returns for our investors.

Key Fund Facts
Objective | High total investment return through a combination of current income and capital appreciation

[PHOTO]
Dan Fuss

Strategy | Invests in investment grade fixed income securities, although up to 35% of assets may be in lower-rated fixed income securities and up to 20% in preferred stock.

Fund Inception Date | 10/1/98

Commencement of Operations |
10/1/98

Expense Ratio | 1.50%

Total Net Assets | $9.7 million

AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002

                                                                    Since
                                               1 Year   3 Year    Inception/(a)/
--------------------------------------------------------------------------------
Loomis Sayles Managed Bond Fund/(b)/           10.79%    6.64%        6.10%
Lipper BBB Rated Funds Index/(c)/               4.88     6.52         4.70
Lehman Brothers Government/Credit Index/(d)/    9.21     9.68         6.74

CUMULATIVE PERFORMANCE/(b)/ Inception to September 30, 2002

                                                    fund
                                                 10/1/1998    10/31/1998    11/30/98    12/31/98   01/31/99   02/28/99    03/31/99
Loomis Sayles Managed Bond Fund                     9750         9593         10220       10131      10429      10183       10530
Lehman Brothers Government/Credit Index            10000         9929          9989       10013      10084       9844        9893
Lipper BBB Rated Funds Index                       10000         9877         10059       10084      10172       9952       10063

includes load

                                                 04/30/99     05/31/99      06/30/99    07/31/99   08/31/99   09/30/99    10/31/1999
Loomis Sayles Managed Bond Fund                    10712        10424         10315       10260      10207      10194       10197
Lehman Brothers Government/Credit Index             9918         9816          9785        9758       9750       9838        9863
Lipper BBB Rated Funds Index                       10135         9998          9946        9896       9859       9944        9963

includes load

                                                11/30/1999    12/31/1999    1/31/2000   2/29/2000  3/31/2000  04/30/2000  05/31/2000
Loomis Sayles Managed Bond Fund                  10252          10300         10224       10509      10671      10384       10327
Lehman Brothers Government/Credit Index           9858           9798          9795        9918      10061      10012       10003
Lipper BBB Rated Funds Index                      9987           9971          9942       10064      10157      10034        9957

includes load

                                                06/30/2000    07/31/2000   08/31/2000  09/30/2000 10/31/2000  11/30/2000  12/31/2000
Loomis Sayles Managed Bond Fund                    10496         10394        10749       10720      10349      10102       10100
Lehman Brothers Government/Credit Index            10207         10316        10461       10501      10566      10747       10959
Lipper BBB Rated Funds Index                       10209         10253        10440       10470      10436      10533       10753

includes load

                                                 1/31/2001     2/28/2001    3/31/2001   4/30/2001  5/31/2001   6/30/2001   7/31/2001
Loomis Sayles Managed Bond Fund                    10616         10752        10593       10493      11017       11027      11410
Lehman Brothers Government/Credit Index            11143         11258        11310       11225      11289       11344      11626
Lipper BBB Rated Funds Index                       11013         11122        11115       11054      11154       11167      11420

includes load

                                                 8/31/2001     9/30/2001   10/31/2001  11/30/2001  12/31/2001  1/31/2002   2/28/2002
Loomis Sayles Managed Bond Fund                    11658         11161        11515       11739      11680      11642       11620
Lehman Brothers Government/Credit Index            11776         11884        12186       11986      11891      11978       12080
Lipper BBB Rated Funds Index                       11557         11459        11702       11625      11555      11618       11674

includes load

                                                 3/31/2002    4/30/2002   5/31/2002   6/30/2002    7/31/2002   8/31/2002   9/30/2002
Loomis Sayles Managed Bond Fund                    11794         12292        12512       12478      12373      12788       12680
Lehman Brothers Government/Credit Index            11835         12064        12175       12279      12426      12704       12977
Lipper BBB Rated Funds Index                       11521         11697        11790       11734      11676      11911       12019

includes load

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented as of the month end closest to the Fund's inception date (September 30, 1998). (b) Performance for the Fund includes the effect of the maximum 2.50% front-end sales load. (c) Lipper BBB Rated Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index. Source: Lipper, Inc. (d) Lehman Brothers Government/Credit Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) as well as other publicly issued investment grade corporate and non-corporate debentures that meet specified maturity, liquidity, and quality requirements. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

                                                                     Face Amount        Value +
-----------------------------------------------------------------------------------------------
BONDS AND NOTES--91.0% of net assets

NON-CONVERTIBLE BONDS-79.8%

Airlines-2.5%
Delta Air Lines, Inc., 8.300%, 12/15/29                    USD           500,000    $   240,000
                                                                                    -----------
Auto & Related-8.4%
Delphi Automotive Systems Corp., 7.125%, 5/01/29                         100,000        102,039
TRW, Inc., 6.650%, 1/15/28                                               750,000        713,452
                                                                                    -----------
                                                                                        815,491
                                                                                    -----------

Canadian-18.1%
Canadian Government, Zero Coupon Bond, 6/01/25             CAD         5,900,000      1,051,891
Province of Ontario, Zero Coupon Bond, 7/13/22                           750,000        140,206
Province of Ontario, Zero Coupon Bond, 6/02/27                         3,900,000        566,376
                                                                                    -----------
                                                                                      1,758,473
                                                                                    -----------

Consumer Products-6.3%
Bausch & Lomb, Inc., 7.125%, 8/01/28                       USD           750,000        614,100
                                                                                    -----------

Entertainment-1.2%
Time Warner, Inc., 6.625%, 5/15/29                                       150,000        113,979
                                                                                    -----------

Financial Services-1.0%
Ford Motor Credit Co., 6.500%, 1/25/07                                   100,000         96,608
                                                                                    -----------

Forest & Paper Products-1.7%
Georgia-Pacific Group, 7.375%, 12/01/25                                  250,000        164,102
                                                                                    -----------

Government Agencies-10.1%
Federal Home Loan Mortgage Corp., 5.250%, 1/15/06                        300,000        324,660
Federal National Mortgage Association, 5.500%, 2/15/06                   600,000        653,898
                                                                                    -----------
                                                                                        978,558
                                                                                    -----------

Natural Gas-1.4%
El Paso Corp., 7.000%, 5/15/11                                            50,000         33,500
Tennessee Gas Pipeline Co., 7.500%, 4/01/17                              125,000        100,238
                                                                                    -----------
                                                                                        133,738
                                                                                    -----------

Rail-Transport-1.1%
Missouri Pacific Railroad Co., 4.750%, 1/01/20                            25,000         17,750
Missouri Pacific Railroad Co., 5.000%, 1/01/45                           140,000         86,100
                                                                                    -----------
                                                                                        103,850
                                                                                    -----------

Real Estate Investment Trusts-14.1%
First Industrial LP, 7.600%, 7/15/28                                     900,000        979,308
Susa Partnership LP, 7.500%, 12/01/27                                    350,000        395,738
                                                                                    -----------
                                                                                      1,375,046
                                                                                    -----------

Retail-General-0.8%
J.C. Penney Co., Inc., 6.875%, 10/15/15                                  100,000         81,000
                                                                                    -----------

Supranational-7.1%
International Bank for Reconstruction
   & Development, Zero Coupon Bond, 8/20/07                NZD         2,000,000        694,458
                                                                                    -----------

Telecommunications Equipment-0.5%
   Motorola, Inc., 8.000%, 11/01/11                        USD            50,000         49,373
                                                                                    -----------

Telecommunications-Wireless-4.0%
Nextel Communications, Inc., 0.000%,
10/31/07 (step to 9.750% on 10/31/02)#                                   500,000        390,000
                                                                                    -----------

                                              LOOMIS SAYLES MANAGED BOND FUND  7

                                                                   Face Amount          Value +
-----------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Utilities-Electric-1.5%
Constellation Energy Group, Inc., 6.125%, 9/01/09           USD        150,000     $    150,776
                                                                                   ------------
TOTAL NON-CONVERTIBLE BONDS
   (Identified Cost $7,996,152)                                                       7,759,552
                                                                                   ------------
CONVERTIBLE BONDS-11.2%

Auto & Related-0.9%
MascoTech, Inc., 4.500%, 12/15/03                                       92,000           88,320
                                                                                   ------------
Computer Hardware-4.3%
Maxtor Corp., 5.750%, 3/01/12                                          490,000          269,500
Western Digital, Zero Coupon Bond, 2/18/18                             365,000          153,300
                                                                                   ------------
                                                                                        422,800
                                                                                   ------------
Office Equipment-2.9%
Xerox Corp., 0.570%, 4/21/18                                           500,000          282,500
                                                                                   ------------
Tobacco-3.1%
Loews Corp., 3.125%, 9/15/07                                           350,000          301,420
                                                                                   ------------
TOTAL CONVERTIBLE BONDS
   (Identified Cost $1,171,808)                                                       1,095,040
                                                                                   ------------
TOTAL BONDS AND NOTES
   (Identified Cost $9,167,960)                                                       8,854,592
                                                                                   ------------

                                                                     Shares
-----------------------------------------------------------------------------------------------
PREFERRED STOCKS--3.6% of net assets

NON-CONVERTIBLE PREFERRED STOCKS--1.2%

Real Estate Investment Trusts-1.2%
CarrAmerica Realty Corp., Series D, 8.450%                               1,100           27,808
Developers Diversified Realty Corp., Class C, 8.375%                     3,400           85,000
                                                                                   ------------
                                                                                        112,808
                                                                                   ------------
TOTAL NON-CONVERTIBLE PREFERRED STOCKS
   (Identified Cost $77,938)                                                            112,808
                                                                                   ------------
CONVERTIBLE PREFERRED STOCKS--2.4%

Real Estate Investment Trusts-2.4%
Equity Residential Properties Trust, 7.250%                             10,000          234,000
                                                                                   ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (Identified Cost $235,600)                                                           234,000
                                                                                   ------------
TOTAL PREFERRED STOCKS
   (Identified Cost $313,538)                                                           346,808
                                                                                   ------------

                                                                Face Amount             Value +
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--4.6% of net assets
Repurchase Agreement with State Street Corp.,
dated 9/30/02 at 0.850% to be repurchased at
$450,011 on 10/01/02 collateralized by $435,000
U.S. Treasury Note, 3.500% due 11/15/06
with a value of $459,197                            USD             450,000         $   450,000
                                                                                    -----------
TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $450,000)                                                           450,000
                                                                                    -----------
TOTAL INVESTMENTS--99.2%
   (Identified Cost $9,931,498)@                                                      9,651,400
   Cash and Other Assets, Less Liabilities--0.8%                                         77,436
                                                                                    -----------
NET ASSETS--100%                                                                    $ 9,728,836
                                                                                    ===========

+ See Note 1.

# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.

@ At September 30, 2002, the net unrealized depreciation on investments based on cost of $9,932,307 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $447,304 and $728,211, respectively, resulting in net unrealized depreciation of $280,907.

  Key to Abbreviations: CAD: Canadian Dollar; NZD: New Zealand Dollar; USD:
  United States Dollar

                 See accompanying notes to financial statements.

                                              LOOMIS SAYLES MANAGED BOND FUND  9

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

Assets
Investments at value                                                                $   9,651,400
Cash                                                                                      749,714
Receivable for:
   Fund shares sold                                                                       113,256
   Dividend and interest                                                                   98,165
                                                                                    -------------
                                                                                       10,612,535
                                                                                    =============

Liabilities
Payable for:
   Securities purchased                                                                   810,375
Accrued expenses:
   Management fees                                                                         24,842
   Trustees' fees                                                                           1,131
   Administrative fees                                                                        326
   12b-1 fees                                                                               5,995
   Other                                                                                   41,030
                                                                                    -------------
                                                                                          883,699
                                                                                    -------------
Net Assets                                                                          $   9,728,836
                                                                                    =============

Net Assets consist of:
Capital paid in                                                                     $  12,027,592
Undistributed net investment income (loss)                                                 43,702
Accumulated net realized gain (loss)                                                   (2,062,360)
Unrealized appreciation (depreciation) on:
   Investments and foreign currency (net)                                                (280,098)
                                                                                    -------------
Net Assets                                                                          $   9,728,836
                                                                                    =============

Shares of beneficial interest outstanding, no par value                                 1,014,640
Net asset value and redemption price                                                $        9.59
Maximum offering price per share (net asset value/97.50%)                           $        9.84
Identified cost of investments                                                      $   9,931,498

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2002

Investment Income
Dividends                                                                    $      33,958
Interest                                                                           794,815
                                                                             -------------
Total income                                                                       828,773
                                                                             -------------
Expenses
Management fees                                                                     59,938
12b-1 fees                                                                          49,948
Shareholder service fees                                                            24,974
Trustees' fees and expenses                                                          5,547
Administrative fees                                                                  4,245
Custodian and accounting fees                                                       44,111
Transfer agent fees                                                                  5,864
Audit and tax services fees                                                         42,882
Legal fees                                                                           1,715
Printing fees                                                                       50,443
Other expenses                                                                       6,551
                                                                             -------------
Total expenses                                                                     296,218
Less expenses waived and reimbursed
   by the investment adviser                                                      (146,374)
                                                                             -------------
Net expenses                                                                       149,844
                                                                             -------------
Net investment income (loss)                                                       678,929
                                                                             -------------

Net Realized Gain (Loss) on:
Investments and foreign currency                                                (1,523,927)
                                                                             -------------
Change in Unrealized Appreciation (Depreciation) on:
Investments and foreign currency                                                 2,127,954
                                                                             -------------
Total net realized gain (loss) and
   change in unrealized appreciation
   (depreciation)                                                                  604,027
                                                                             -------------
Net Increase (Decrease) in Net Assets
   from Operations                                                           $   1,282,956
                                                                             =============

                 See accompanying notes to financial statements.

                                              LOOMIS SAYLES MANAGED BOND FUND 11

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    Year Ended            Year Ended
                                                                                September 30, 2002    September 30, 2001
------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                               $   678,929              $   983,497
Net realized gain (loss)                                                             (1,523,927)                (546,836)
Change in unrealized appreciation (depreciation)                                      2,127,954                 (148,916)
                                                                                    ------------------------------------
Increase (decrease) in net assets from operations                                     1,282,956                  287,745
                                                                                    ------------------------------------
From Distributions to Shareholders
Net investment income                                                                  (701,378)              (1,009,344)
Net realized gain on investments                                                              0                  (67,016)
                                                                                    ------------------------------------
Total distributions                                                                    (701,378)              (1,076,360)
                                                                                    ------------------------------------
From Capital Share Transactions
Proceeds from the sale of shares                                                        733,158                  634,749
Cost of shares redeemed                                                              (1,839,059)              (7,191,270)
                                                                                    ------------------------------------
Increase (decrease) in net assets derived from capital share transactions            (1,105,901)              (6,556,521)
                                                                                    ------------------------------------
Total increase (decrease) in net assets                                                (524,323)              (7,345,136)

Net Assets
Beginning of the period                                                              10,253,159               17,598,295
                                                                                    ------------------------------------
End of the period                                                                   $ 9,728,836              $10,253,159
                                                                                    ====================================
Undistributed Net Investment Income
End of the period                                                                   $    43,702              $    71,065
                                                                                    ====================================
Number of Shares of the Fund
Issued from the sale of shares                                                           76,200                   71,300
Redeemed                                                                               (194,800)                (800,460)
                                                                                    ------------------------------------
Net change                                                                             (118,600)                (729,160)
                                                                                    ====================================

                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                                            Period Ended
                                                           Year Ended September 30,         September 30,
                                                         ----------------------------       -------------
                                                         2002+       2001        2000           1999*
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  9.05    $   9.45    $   9.79        $   9.95
                                                      ---------------------------------------------------
Income from Investment operations
Net investment income                                    0.64(e)     0.71(e)     0.68            0.68
Net realized and unrealized gain (loss)
   on investments                                        0.55       (0.36)      (0.20)          (0.22)
                                                      ---------------------------------------------------
Total from investment operations                         1.19        0.35        0.48            0.46
                                                      ---------------------------------------------------
Less distributions
Dividends from net investment income                    (0.65)      (0.71)      (0.67)          (0.62)
Distributions from net realized capital gains            0.00       (0.04)      (0.15)           0.00
                                                      ---------------------------------------------------
Total distributions                                     (0.65)      (0.75)      (0.82)          (0.62)
                                                      ---------------------------------------------------
Net asset value, end of period                        $  9.59    $   9.05    $   9.45        $   9.79
                                                      ===================================================

Total return(a)(b)                                       13.6%        4.1%        5.2%            4.6%
Net assets, end of period (000)                       $ 9,729    $ 10,253    $ 17,598        $ 34,264

Ratios to average net assets:
   Net expenses(c)(d)                                    1.50%       1.50%       1.50%           1.50%
   Gross expenses(d)                                     2.97        3.20        2.65            2.03
   Net investment income(d)                              6.80        7.90        6.84            6.77
Portfolio turnover rate                                    19           1          52              34

+ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the impact to the Fund's per share net investment income and net realized and unrealized gain (loss) was less than $.01 and the impact to the ratio of net investment income to average net assets was less than .01%. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
*   Commencement of Fund operations on October 1, 1998 through September 30,
    1999.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) Total returns do not include the effect of any front-end sales charges for the Fund.
(c) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(d) Annualized for periods less than one year.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                 See accompanying notes to financial statements.

                                              LOOMIS SAYLES MANAGED BOND FUND 13

NOTES TO FINANCIAL STATEMENTS

September 30, 2002

1. The Loomis Sayles Managed Bond Fund (the "Fund") is a series of Loomis Sayles Funds (the "Trust"). The Trust consists predominantly of no-load mutual funds and is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. The Trust is a diversified, open-end management company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act") and the interests in which are registered under the Securities Act of 1933. The Trust was organized as a Massachusetts business trust on February 20, 1991.

Purchases of the Fund's shares are subject to a maximum sales charge of 2.50%.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

A. Security Valuation | Debt securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, at the closing bid price. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are not readily available (including restricted securities, if any) are fair valued in good faith using consistently applied procedures under the general supervision of the Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are valued at their fair value taking such events into account.

B. Repurchase Agreements | The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral held be at least equal to 102% of the repurchase price including accrued interest. These securities are marked-to-market daily. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, the Fund may be delayed or prevented from recovering the collateral.

C. Foreign Currency Translation and Foreign Investments | The books and records of the Fund are maintained in U.S. dollars. The value of investments, currencies and other assets and liabilities denominated in foreign currencies is translated into U.S. dollar amounts based upon foreign exchange rates prevailing at the end of each day. Purchases and sales of investments, income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from fluctuations in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of investments held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at year-end, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. Security Transactions, Related Investment Income and Expenses | Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or in the case of dividend income on foreign securities on the ex-dividend date or when the Fund becomes aware of its declaration, net of foreign withholding taxes where applicable. Interest income is recorded on the accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Discounts on zero coupon bonds, original issue discount bonds, step bonds and payment-in-kind bonds are accreted according to the effective interest method and premiums are amortized using the yield-to-maturity method. In determining net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

September 30, 2002

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are either apportioned among the funds within the Trust based upon relative net assets or allocated among the Funds evenly.

E. Federal Income Taxes | The Fund is a separate entity for Federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for Federal income tax or excise tax has been made.

F. Dividends and Distributions to Shareholders | The Fund declares and pays its net investment income to shareholders monthly. Distributions from net realized capital gains are declared and paid on an annual basis by the Fund. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for litigation proceeds, foreign currency transactions, capital loss carryforwards, deferred losses due to wash sales, defaulted bond interest, net operating losses, excise tax regulations and distributions from real estate investment trusts. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Distributions to shareholders are recorded on the ex-dividend date.

2. Portfolio Security Transactions | For the year ended September 30, 2002, the cost of purchases and proceeds from sales and maturities of securities other than short-term investments and U.S. Government securities, were $644,168 and $3,029,437, respectively. The cost of purchases and proceeds from sales and maturities of U.S. Government securities, excluding short-term securities, was $1,213,392 and $232,031, respectively.

3. Management Fees and Other Transactions With Affiliates | During the year ended September 30, 2002, the Fund incurred management fees payable to Loomis Sayles. The management agreement for the Fund in effect during the year ended September 30, 2002 provided for management fees at the annual percentage rate of 0.60% of the Fund's average daily net assets. Loomis Sayles has contractually agreed, until February 1, 2003, to reduce its management fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Fund to 1.50% of the Fund's average daily net assets.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P., whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignation Group.

The Fund has adopted a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Fund pays Loomis Sayles Distributors, L.P. (the "Distributor"), a subsidiary of Loomis Sayles, a monthly shareholder service fee at an annual rate of 0.25% of the Fund's average daily net assets and a monthly distribution fee at an annual rate of 0.50% of the Fund's average daily net assets.

Loomis Sayles charges the Fund an administrative fee related to Loomis Sayles' performance of certain administrative services. For the year ended September 30, 2002, the Fund incurred a fee of $4,245.

A. Trustees Fees and Expenses | The Trust does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Asset Management North America, L.P. or their affiliates. Each independent trustee of the Trust is compensated by the Trust at the rate of $1,250 per Fund per year and is reimbursed for travel expenses in connection with attendance at meetings. Effective November 6, 2002 independent trustee compensation was increased to a $20,000 annual retainer fee and a $5,000 fee per in person meeting to be borne by the Funds in the Trust.

4. Credit Risk | The Fund may invest up to 35% of its assets in securities rated below BBB/Baa by each recognized rating agency rating the security (and unrated securities determined by Loomis Sayles to be of comparable quality) (or "junk bonds").

5. Line of Credit | The Trust has entered into an agreement which enables each Fund in the Trust to borrow up to $25 million from an unsecured line of credit with State Street Bank and Trust Company. Borrowings will be made solely to temporarily finance the repurchase of shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on each Fund's average daily unused portion of the line of credit. During the year ended September 30, 2002, the participating Fund had no borrowing under the agreement.

6. Change in Accounting Principle | As required, effective October 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premiums on debt securities. This change had no impact on the net assets of the Fund. Prior to October 1, 2001, the Fund did not amortize premiums on debt securities. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation. There was no cumulative effect of this accounting change to the Fund prior to October 1, 2001. The effect of this accounting change for the year ended September 30, 2002 was to decrease net investment income by $809 and decrease net unrealized depreciation by $809.

                                                                           NOTES

September 30, 2002

7. Additional Tax Information | The tax character of distributions paid to shareholders during the year ended September 30, 2002 were as follows:

Distributions paid from:
Ordinary income                                                $    701,378
Long-term capital gains                                                   0
                                                               ------------
Total taxable distributions                                    $    701,378
                                                               ------------

As of September 30, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income-net                              $     43,702
Undistributed long-term capital gains                                     0
                                                               ------------
Total undistributed earnings                                         43,702
Capital loss carryforward                                          (719,127)
Deferred net capital losses (post October)                       (1,343,233)
Unrealized Appreciation (Depreciation)                             (280,907)
                                                               ------------
Total accumulated earnings (losses)                            $ (2,299,565)
                                                               ------------
Capital loss carryforward years of expiration                     2009-2010

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of the Loomis Sayles Managed Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Managed Bond Fund (the "Fund") at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 15, 2002

                                              LOOMIS SAYLES MANAGED BOND FUND 17

2002 U.S. TAX AND DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)

Corporate Dividends Received Deduction | For the fiscal year ended September 30, 2002, 4.73% of dividends distributed by the Fund qualify for the dividends received deduction for corporate shareholders.

TRUSTEES (unaudited)

As of September 30, 2002

                                                                                                    Portfolio
                                                                                                     in Fund            Other
                                 Position(s)  Years                                                  Complex        Directorships
                                 Held with     of                                                    Overseen          Held by
Name & Address             Age     Trust    Service   Principal Occupation(s) During Past 5 Years   by Trustee         Trustee
------------------------------------------------------------------------------------------------------------------------------------
President and Interested Trustee
Daniel J. Fuss             68    President,    6*     Vice Chairman,                                    14              None
One Financial Center             Trustee              Director and Executive Vice President,
Boston, MA 02111                                      Loomis, Sayles & Company, L.P.

Disinterested Trustees
Joseph Alaimo              72    Trustee        3     Chairman,                                         14        Wintrust Financial
530 North Lexington Drive                             Wayne Hummer Trust Company                                     Corporation
Lake Forest, IL 60045

Paul G. Chenault           69    Trustee        2     Retired                                           14              None
5852 Pebble Beach Way
San Luis Obispo, CA 93401

Michael T. Murray          72    Trustee       11     Retired                                           14              None
404 N. Western Ave.
Lake Forest, IL 60045
*Prior to serving as "President and Interested Trustee" beginning in 1996, Mr.
 Fuss served as "Vice President" from April 1991-December 1995.

On October 15, 2002 a special meeting of the shareholders was held to elect Trustees for both Loomis Sayles Funds and Loomis Sayles Investment Trust (the "Trusts"). At this meeting Robert J. Blanding, Joseph Alaimo, Edward A. Benjamin and Paul G. Chenault were elected to serve as Trustees of the Trusts. The results of the shareholder meeting for each Trust are as follows:

LOOMIS SAYLES FUNDS
Name of Trustee Nominee              Shares Voted For           Shares Abstained
--------------------------------------------------------------------------------
Joseph Alaimo                         118,446,574.469             2,131,162.121
Paul G. Chenault                      118,446,574.469             2,086,208.483
Robert J. Blanding                    118,403,448.993             2,129,333.959
Edward A. Benjamin                    118,349,748.367             2,183,034.585

LOOMIS SAYLES INVESTMENT TRUST
Name of Trustee Nominee              Shares Voted For           Shares Abstained
-------------------------------------------------------------------------------
Joseph Alaimo                          38,348,880.152             4,232,470.583
Paul G. Chenault                       38,348,880.152             4,232,470.583
Robert J. Blanding                     38,348,880.152             4,232,470.583
Edward A. Benjamin                     38,348,880.152             4,232,470.583

                                              LOOMIS SAYLES MANAGED BOND FUND 19

As of September 30, 2002

As of October 15, 2002, the Board of Trustees for Loomis Sayles Funds ("LSF Trust") and Loomis Sayles Investment Trust ("LSIT Trust") consists of the following individuals:

                                                       Years           Years                               Portfolios
                                    Position(s)         of              of                                  in Fund       Other
                                      Held            Service         Service           Principal           Complex   Directorships
                                      with             with             with           Occupation(s)       Overseen      Held by
Name & Address            Age        Trusts          LSF Trust       LSIT Trust     During Past 5 Years    by Trustee    Trustee
-----------------------------------------------------------------------------------------------------------------------------------
President and
Interested Trustee
Robert J. Blanding        55       President,        Less than        Less than    President, Chairman and     23         None
555 California St.                 Trustee           one year          one year    Chief Executive Officer,
San Francisco, CA                                   (Served as       (Served as       Loomis, Sayles &
94104                                                Executive        Executive         Company, L.P
                                                  Vice President   Vice President
                                                       for               for
                                                   6 Years and       5 Years and
                                                  Vice President   Vice President
                                                       for               for
                                                     5 Years)          3 Years)
Disinterested Trustees
Joseph Alaimo             72        Trustee          3 Years       Less than one        Chairman, Wayne        23       Wintrust
530 North Lexington Drive                                               year              Hummer Trust                  Financial
Lake Forest, IL 60045                                                                        Company                   Corporation

Edward A. Benjamin        64        Trustee         Less than      Less than one       Retired; formerly,      23       Director,
71 Sierra Rosa Loop                                  one year           year            Partner, Ropes &                Precision
Santa Fe, NM 87506                                                                       Gray (law firm)               Corporation,
                                                                                                                         Director,
                                                                                                                       Coal Energy
                                                                                                                      Investments &
                                                                                                                        Management,
                                                                                                                      LLC; Trustee,
                                                                                                                       New England
                                                                                                                       Zenith Fund

Paul G. Chenault          69        Trustee          2 years       Less than one            Retired            23        Director,
5852 Pebble Beach Way                                                  year                                           Mailco Office
San Luis Obispo, CA 93401                                                                                             Products, Inc.

[LOGO]| LOOMIS SAYLES FUNDS
        One Financial Center
        Boston, MA 02111
        www.loomis sayles.com

        tel (800) 633-3330